UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 14, 2011, Silicon Image, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the signing of a definitive agreement to acquire privately-held SiBEAM, Inc. (SiBEAM). This amendment to the Initial 8-K amends Item 9.01 of the Initial 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(a)           Audited Financial Statements of SiBEAM.

The consolidated financial statements of SiBEAM as of and for the years ended December 31, 2010 and 2009 and the accompanying notes thereto are attached hereto as Exhibit 99.02.

(b)           Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet of SiBEAM as of March 31, 2011 and unaudited pro forma condensed combined statements of operations of SiBEAM for the three months ended March 31, 2011 and for the year ended December 31, 2010 is attached hereto as Exhibit 99.03.

(c)           Unaudited Quarterly Financial Statements of SiBEAM.

The unaudited consolidated financial statements of SiBEAM as of and for the three months ended March 31, 2011 and 2010 are attached hereto as Exhibit 99.04.

(d)           Exhibits.

Exhibit No.	Description

23.01	Consent of Independent Auditors.

99.01	Press release dated April 14, 2011 announcing the Registrant’s signing of a definitive agreement to acquire SiBEAM, Inc. (previously filed)

99.02	Consolidated financial statements of SiBEAM as of and for the years ended December 31, 2010 and 2009 and the accompanying notes thereto.

99.03
Unaudited pro forma condensed combined balance sheet of SiBEAM as of March 31, 2011 and unaudited pro forma condensed combined statements of operations of SiBEAM for the three months ended March 31, 2011 and for the year ended December 31, 2010.

99.04	Unaudited condensed consolidated financial statements of SiBEAM as of and for the three months ended March 31, 2011 and 2010 and the accompanying notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2011                                                                                                  SILICON IMAGE, INC.

                 By: /s/ Edward Lopez
               Edward Lopez
               Chief Legal and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

23.01	Consent of Independent Auditors.

99.01	Press release dated April 14, 2011 announcing the Registrant’s signing of a definitive agreement to acquire SiBEAM, Inc. (previously filed)

99.02	Consolidated financial statements of SiBEAM as of and for the years ended December 31, 2010 and 2009 and the accompanying notes thereto.

99.03
Unaudited pro forma condensed combined balance sheet of SiBEAM as of March 31, 2011 and unaudited pro forma condensed combined statements of operations of SiBEAM for the three months ended March 31, 2011 and for the year ended December 31, 2010.

99.04	Unaudited condensed consolidated financial statements of SiBEAM as of and for the three months ended March 31, 2011 and 2010 and the accompanying notes thereto.